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Exhibit 99
                                                                   NEWS RELEASE
                                                                   May 21, 1996


FOR IMMEDIATE RELEASE


                       GREENTREE SOFTWARE, INC. ANNOUNCES
                         CLOSING OF PRIVATE OFFERING OF
                                  COMMON SHARES


SARASOTA, FLORIDA, MAY 21, 1996 -- GREENTREE SOFTWARE, INC. (OTC BULLETIN BOARD:
GTSW) today announced that on May 15, 1996 it closed a private offering of its Common Shares pursuant to which it sold 871,523 shares to accredited investors at a price of $.70 per share..


THE SECURITIES OFFERED AND SOLD BY THE COMPANY IN THE PRIVATE OFFERING HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION OR AN APPLICABLE EXEMPTION FROM REGISTRATION.